UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21750

Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: August 31, 2015

Item 1: Schedule of Investments

Item  2: Controls and Procedures

Item 3: Exhibits

SIGNATURES

EX-99.CERT

Item 1. Schedule of Investments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000's, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 150.0%
Equity Investments(1) — 134.7%
United States — 128.5%
Midstream Company— 42.5%
Columbia Pipeline Group, Inc.	460	$11,671
Kinder Morgan, Inc.	3,823	123,889
ONEOK, Inc.	859	30,942
Plains GP Holdings, L.P.(2)(3)	1,705	33,408
SemGroup Corporation	66	3,613
Spectra Energy Corp.	173	5,014
Tallgrass Energy GP, LP(3)(4)	269	7,693
Targa Resources Corp.(4)	281	18,531
The Williams Companies, Inc.(4)(5)	852	41,053
VTTI Energy Partners LP(3)	459	9,961

		285,775

MLP(6)(7) — 38.7%
Antero Midstream Partners LP	87	2,015
Arc Logistics Partners LP	481	7,673
Buckeye Partners, L.P.(4)	198	13,972
Columbia Pipeline Partners LP	84	1,670
Crestwood Midstream Partners LP(8)	681	5,319
CSI Compressco LP	9	132
DCP Midstream Partners, LP	500	14,100
Energy Transfer Equity, L.P.(4)(5)	210	5,885
Energy Transfer Partners, L.P.(4)(9)	776	38,117
EnLink Midstream Partners, LP	423	7,464
Enterprise Products Partners L.P.(9)	875	24,585
EQT Midstream Partners, LP	30	2,295
Exterran Partners, L.P.	376	8,168
Global Partners LP	273	8,831
MarkWest Energy Partners, L.P.(2)(4)(10)	178	10,050
Midcoast Energy Partners, L.P.	68	797
MPLX LP(4)(10)	25	1,240
ONEOK Partners, L.P.	760	24,585
PBF Logistics LP	86	1,789
PennTex Midstream Partners, LP	27	490
Plains All American Pipeline, L.P.(2)	667	24,040
Rose Rock Midstream, L.P.	116	3,601
Shell Midstream Partners, L.P.	215	8,512
Summit Midstream Partners, LP	99	2,178
SunCoke Energy Partners, L.P.	194	2,568
Sunoco Logistics Partners L.P.	161	5,447
Tallgrass Energy Partners, LP	73	3,461
Targa Resources Partners LP	247	7,448
Tesoro Logistics LP	35	1,855
USA Compression Partners, LP	107	2,140
USD Partners LP	145	1,620
Western Gas Partners, LP	196	11,516

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000's, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
MLP(6)(7) (continued)
Williams Partners L.P.(5)	176	$7,002

		260,565

Marine — 26.5%
Capital Product Partners L.P.(3)	1,671	11,833
Capital Product Partners L.P. — Class B Units(3)(11)(12)	3,333	27,867
Dynagas LNG Partners LP(3)	1,256	17,906
GasLog Partners LP(3)	704	13,540
Golar LNG Partners LP(3)	1,465	28,967
Höegh LNG Partners LP(3)	301	5,663
KNOT Offshore Partners LP(3)	1,217	22,267
Navios Maritime Midstream Partners L.P.(3)	569	7,807
Seaspan Corporation — 7.95% Series D Preferred Shares	17	378
Teekay Corporation	100	8,241
Teekay Offshore Partners L.P.(3)	1,933	34,209

		178,678

MLP Affiliate — 15.0%
Enbridge Energy Management, L.L.C.(13)	3,579	100,742

Other Energy Company — 5.6%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(14)	140	6,391
Macquarie Infrastructure Corporation	123	9,667
Marathon Petroleum Corporation(4)	28	1,325
NRG Yield, Inc. — Class A	42	659
NRG Yield, Inc. — Class C	95	1,529
Phillips 66(4)	150	11,821
Seadrill Partners LLC(3)	381	4,533
TerraForm Power, Inc.	90	2,027

		37,952

Upstream Income Trust — 0.2%
Enduro Royalty Trust	544	1,625

Total United States (Cost — $680,498)		865,337

Canada — 6.2%
Upstream Income Trust — 3.2%
ARC Resources Ltd.(9)	243	3,649
Baytex Energy Corp.	455	2,634
Crescent Point Energy Corp.	1,201	15,408

		21,691

Midstream Company — 3.0%
AltaGas Ltd.	80	2,199
Enbridge Inc.	160	6,583
Gibson Energy Inc.	140	2,064
Inter Pipeline Ltd.	76	1,633
Pembina Pipeline Corporation	273	7,582

		20,061

Total Canada (Cost — $78,569)		41,752

Total Equity Investments (Cost — $759,067)		907,089

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000's, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 15.3%
United States — 14.0%
Upstream — 12.9%
American Eagle Energy Corporation(15)(16)	11.000%	9/1/19	$4,800	$1,080
American Energy — Woodford, LLC	12.000	12/30/20	1,050	504
BlackBrush Oil & Gas, L.P.	(17)	7/30/21	13,300	10,939
California Resources Corporation(18)	6.000	11/15/24	7,500	5,580
Canbriam Energy Inc.	9.750	11/15/19	9,640	9,592
Chief Oil & Gas LLC	(19)	8/8/21	8,109	7,217
Comstock Resources, Inc.	10.000	3/15/20	5,000	4,037
Eclipse Resources Corporation	8.875	7/15/23	7,000	6,458
Energy & Exploration Partners, Inc.	(20)	1/22/19	992	769
Goodrich Petroleum Corporation	8.875	3/15/19	4,950	1,015
Halcón Resources Corporation(21)	9.750	7/15/20	9,760	4,948
Jones Energy, Inc.	9.250	3/15/23	5,000	4,675
Jupiter Resources Inc.	8.500	10/1/22	10,000	6,300
Magnum Hunter Resources Corporation	9.750	5/15/20	13,900	9,626
Midstates Petroleum Company, Inc.	10.750	10/1/20	5,150	1,519
Midstates Petroleum Company, Inc.	9.250	6/1/21	6,750	1,924
Resolute Energy Corporation	8.500	5/1/20	4,900	1,715
Triangle USA Petroleum Corporation	6.750	7/15/22	800	484
Vantage Energy, LLC	(22)	12/31/18	8,885	8,130

				86,512

Midstream — 0.7%
ONEOK, Inc.	7.500	9/1/23	4,500	4,500

Other Energy Company — 0.4%
Ocean Rig UDW Inc.	7.250	4/1/19	2,500	1,325
Peabody Energy Corporation	6.000	11/15/18	5,000	1,662

				2,987

Total United States (Cost — $137,531)				93,999

Canada — 1.3%
Upstream — 1.3%
Athabasca Oil Corporation	7.500	11/19/17	(23)	9,130

Total Canada (Cost — $13,286)				9,130

Total Debt Investments (Cost — $150,817)				103,129

Total Long-Term Investments (Cost — $909,884)				1,010,218

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
Midstream Company
Tallgrass Energy GP, LP	$30.00	9/18/15	500	$(36)
Targa Resources Corp.	80.00	9/18/15	450	(11)
Targa Resources Corp.	85.00	9/18/15	450	(11)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000's, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Midstream Company (continued)
The Williams Companies, Inc.	$60.00	9/18/15	1,280	$(14)
The Williams Companies, Inc.	62.50	9/18/15	600	(10)
The Williams Companies, Inc.	65.00	9/18/15	150	(1)

				(83)

MLP
Buckeye Partners, L.P.	70.00	9/18/15	500	(104)
Energy Transfer Equity, L.P.	32.50	9/18/15	450	(4)
Energy Transfer Equity, L.P.	33.75	9/18/15	200	(2)
Energy Transfer Partners, L.P.	52.50	9/18/15	300	(11)
Energy Transfer Partners, L.P.	55.00	9/18/15	300	(4)
MarkWest Energy Partners, L.P.	65.00	9/18/15	25	(1)
MPLX LP	55.00	9/18/15	250	(19)

				(145)

Other Energy Company
Marathon Petroleum Corporation	60.00	9/18/15	230	(2)
Marathon Petroleum Corporation	62.50	9/18/15	50	(1)
Phillips 66	82.50	9/18/15	600	(60)
Phillips 66	85.00	9/18/15	340	(15)
Phillips 66	87.50	9/18/15	400	(10)
Phillips 66	90.00	9/18/15	150	(4)

				(92)

Total Call Option Contracts Written (Premium Received — $780)				(320)

Debt				(260,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(120,000)
Other Assets in Excess of Other Liabilities				43,348

Net Assets Applicable To Common Stockholders				$673,246

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). In conjunction with this announcement, WPZ announced the termination of the merger agreement between WMB and WPZ.

(6)	Securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 24.5% of its total assets invested in publicly-traded partnerships at August 31, 2015. It is the Fund’s intention to be treated as a RIC for tax purposes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000's, except number of option contracts)

(UNAUDITED)

(7)	Includes limited liability companies.

(8)	On September 30, 2015, Crestwood Equity Partners LP (“CEQP”) and Crestwood Midstream Partners LP (“CMLP”) completed their merger. CMLP unitholders received 2.75 units of CEQP for each CMLP unit that they owned.

(9)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units/stock through the issuer’s dividend reinvestment program.

(10)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of $3.37 for each MWE common unit they own.

(11)	Fair valued security, restricted from public sale.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21775 per unit for the third quarter of fiscal 2015.

(13)	Dividends are paid-in-kind.

(14)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(15)	Security is non-income producing.

(16)	On May 8, 2015, American Eagle Corporation (“American Eagle”) filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado seeking relief under Chapter 11 of the bankruptcy code. On April 2, 2015, American Eagle made a partial interest payment to its noteholders, and the Fund received $110 as its share of the partial interest payment. As of February 28, 2015, the Fund had $270 of accrued interest income, and accordingly, the Fund established a $160 reserve during the second quarter against the portion of the accrued interest income that exceeded the partial interest payment. The Fund is no longer accruing interest income related to its investment in American Eagle.

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of August 31, 2015).

(18)	Robert V. Sinnott, the Chief Executive Officer of Kayne Anderson Capital Advisors, L.P., serves as a director of California Resources Corporation (“CRC”). The Fund does not believe that it is an affiliate of CRC.

(19)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of August 31, 2015).

(20)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 675 basis points with a 1.00% LIBOR floor (7.75% as of August 31, 2015).

(21)	On August 27, 2015, the Fund entered in to an agreement with Halcón Resources Corporation (“Halcón”) to exchange $9,760 principal amount of Halcón’s outstanding 9.75% unsecured notes due 2020 for $6,344 principal amount of new 13.00% third lien senior secured notes due 2022 (the “New Notes”). The Halcón notes held at August 31, 2015 were valued on an as-exchanged basis with the New Notes. The exchange was completed on September 10, 2015. The New Notes are restricted from sale pursuant to Rule 144A of the Securities Act of 1933, as amended.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(22)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of August 31, 2015).

(23)	Principal amount is 14,830 Canadian dollars.

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2015, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Senior Notes and Secured Term Loans
American Eagle Energy Corporation	8/13/14	(2)	$4,800	$4,759	$1,080	n/a	0.2%	0.1%
American Energy-Woodford, LLC	9/11/14	(3)	1,050	1,389	504	n/a	0.1	0.1
Athabasca Oil Corporation	(4)	(2)	(5)	13,286	9,130	n/a	1.3	0.9
BlackBrush Oil & Gas, L.P.	(4)	(3)	13,300	13,180	10,939	n/a	1.6	1.0
Canbriam Energy Inc.	(4)	(3)	9,640	9,713	9,592	n/a	1.4	0.9
Chief Oil & Gas LLC	(4)	(3)	8,109	7,805	7,217	n/a	1.1	0.7
Comstock Resources, Inc.	(4)	(2)	5,000	5,004	4,037	n/a	0.6	0.4
Eclipse Resources Corporation	(4)	(2)	7,000	6,776	6,458	n/a	1.0	0.6
Energy & Exploration Partners, Inc.	12/22/14	(3)	992	748	769	n/a	0.1	0.1
Jones Energy, Inc.	4/29/15	(2)	5,000	5,359	4,675	n/a	0.7	0.4
Jupiter Resources Inc.	9/11/14	(3)	10,000	9,615	6,300	n/a	0.9	0.6
Ocean Rig UDW Inc.	7/17/14	(2)	2,500	2,465	1,325	n/a	0.2	0.1
Triangle USA Petroleum Corporation	7/15/14	(2)	800	800	484	n/a	0.1	0.0
Vantage Energy, LLC	(4)	(3)	8,885	8,839	8,130	n/a	1.2	0.8

Total				$89,738	$70,640		10.5%	6.7%

Level 3 Investments(6)
Capital Product Partners L.P.
Class B Units	5/21/12	(2)	3,333	$23,578	$27,867	$8.36	4.1%	2.6%

Total of all restricted securities				$113,316	$98,507		14.6%	9.3%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or independent broker. These securities have limited trading volume and are not listed on a national exchange.

(2)	Unregistered or restricted security of a publicly-traded company.

(3)	Unregistered security of a private company.

(4)	Security was acquired at various dates during the nine months ended August 31, 2015 and/or in prior fiscal years.

(5)	Principal amount is 14,830 Canadian dollars.

(6)	Securities are valued using inputs reflecting the Fund’s own assumptions.

At August 31, 2015, the cost basis of investments for federal income tax purposes was $928,880. At August 31, 2015, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$257,865
Gross unrealized depreciation	(176,527)

Net unrealized appreciation	$81,338

The identified cost basis of federal tax purposes is estimated based on information available from the Fund’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included above.

As required by the Fair Value Measurement Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 820”), the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•	Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2015 and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$907,089	$879,222	$—	$27,867
Debt investments	103,129	—	103,129	—

Total assets at fair value	$1,010,218	$879,222	$103,129	$27,867

Liabilities at Fair Value
Call option contracts written	$320	$—	$320	$—

For the nine months ended August 31, 2015, there were no transfers between Level 1 and Level 2.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended August 31, 2015.

Equity Investments
Balance — November 30, 2014	$29,467
Purchases	11,667
Issuances	161
Transfers out to Level 1 and 2	(11,828)
Realized gains (losses)	—
Unrealized gains, net	(1,600)

Balance — August 31, 2015	$27,867

The $1,600 of net unrealized losses presented in the table above for the nine months ended August 31, 2015 relate to investments that are still held at August 31, 2015.

The purchases of $11,667 relate to the Fund’s PIPE investments in Arc Logistics Partners LP (“ARCX”) and Shell Midstream Partners (“SHLX”) that were both made in May 2015. The issuance of $161 relates to additional units received from ARCX.

The $11,828 of transfers out relate to the Fund’s investments in ARCX and SHLX that became marketable during the third quarter of fiscal 2015 when the respective companies filed effective shelf registrations.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2015
Call options written	Call option contracts written	$(320)

The following table sets forth the effect of the Fund’s derivative instruments on the Fund’s operations:

Derivatives Not Accounted for as Hedging Instruments		For the Nine Months Ended August 31, 2015
	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$5,046	$28

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2015, the Fund had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	100.00%
Equity securities	89.8%
Debt securities	10.2%
Securities of MLPs(1)	35.8%
Largest single issuer	12.3%
Restricted securities	9.8%

(1)	Securities of MLPs consist of master limited partnerships and limited liability companies taxed as partnerships.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Fund’s semi-annual report previously filed with the Securities and Exchange Commission on form N-CSR on July 30, 2015 with a file number 811-21750.

Other information regarding the Fund is available in the Fund’s most recent annual report. This information is also available on the Fund’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission at www.sec.gov.

Item 2. Controls and Procedures.

(a)  As of a date within 90 days of the filing date of this report, the principal executive officer and the principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed as exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

/s/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ KEVIN S. MCCARTHY
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	October 29, 2015

/s/ TERRY A. HART
Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	October 29, 2015